As filed with the Securities and Exchange Commission on May 19, 2003


                                                Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------

                                PLACER DOME INC.
             (Exact name of registrant as specified in its charter)

            Canada                                               None
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification No.)

        1600-1055 Dunsmuir Street
         Vancouver, B.C., Canada                               V7X 1P1
(Address of Principal Executive Offices)                      (Zip Code)

                             1987 STOCK OPTION PLAN
                               OF PLACER DOME INC.
                            (Full title of the plan)

                                 J. Donald Rose
                       Executive Vice-President, Secretary
                               and General Counsel
                                Placer Dome Inc.
                            1600-1055 Dunsmuir Street
                         Vancouver, B.C. Canada V7X 1P1
                     (Name and address of agent for service)

                                 (604) 682-7082
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                                 Robert M. Riggs
                          Carter Ledyard & Milburn LLP
                                  2 Wall Street
                            New York, New York 10005
                                 (212) 732-3200


================================================================================

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
 Title of securities to                             Proposed maximum       Proposed maximum
     be registered            Amount to be         offering price per     aggregate offering          Amount of
                               registered                share                   price             registration fee
--------------------------------------------------------------------------------------------------------------------

Common Shares             7,000,000 shares             $10.735(1)             $75,145,000             $6,913.34
--------------------------------------------------------------------------------------------------------------------

(1) Calculated pursuant to Rule 457(h) and (c) under the Securities Act of 1933, on the basis of the average of the high and low prices ($10.88 and $10.59) of a common share of Placer Dome Inc. on May 14, 2003 as reported for New York Stock Exchange composite transactions. No options are currently outstanding under the Option Plan with respect to the 7,000,000 shares being registered hereby.

             ------------------------------------------------------

This Registration Statement shall become effective immediately upon filing as provided in Rule 462(a) under the Securities Act of 1933.

Pursuant to General Instruction E to Form S-8, the common shares being registered hereunder are additional securities of the same class as the Registrant's common shares for which a Registration Statement on Form S-8, Registration No. 333-10278, is effective relating to the Registrant's 1987 Stock Option Plan. The contents of such earlier Registration Statement are hereby incorporated by reference.

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3. Incorporation of Documents by Reference.

     The following documents have been filed with the Securities and Exchange Commission by the Registrant and are incorporated herein by reference:

     (a) The Registrant's Annual Report under cover of Form 40-F for the year ended December 31, 2002, filed on February 27, 2003;

     (b) The Registrant's Reports on Form 6-K filed on February 25, 2003, March 6, 2003, March 25, 2003, March 26, 2003, April 22, 2003, May 2, 2003 and May 7,
2003.

     In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in and made a part of this Registration Statement from the date of filing of such documents.


Item 5. Interests of Named Experts and Counsel.

         J. Donald Rose, Executive Vice-President, Secretary and General Counsel of the Registrant, has given the opinion being filed as Exhibit 5 to this Registration Statement as to the validity of the securities being registered hereby.


Item 8. Exhibits.

     Exhibit No.
     -----------

          5         -    Opinion of J. Donald Rose, Esq.

         23.1       -    Consent of Ernst & Young LLP

         23.2       -    Consent of J. Donald Rose, Esq. (included in Exhibit 5)

         24         -    Powers of Attorney

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Canada, on May 16, 2003.


                                            PLACER DOME INC.


                                            By: /s/ J. Donald Rose
                                                -------------------
                                                J. Donald Rose
                                                Executive Vice-President,
                                                Secretary and General Counsel


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed on May 16, 2003 by the following persons in the capacities indicated.


Signature                                   Title
---------                                   -----


         *
_______________________                     President, Chief Executive
Jay K. Taylor                               Officer and Director


         *
_______________________                     Executive Vice President
Rex J. McLennan                             and Chief Financial Officer
                                            (Principal Financial Officer)

         *
_______________________                      Vice President and Controller
Bruce B. Nicol                              (Principal Accounting Officer)

Signature                                   Title
---------                                   -----

         *
_______________________                     Director
G. Bernard Coulombe

         *
_______________________                     Director
John W. Crow

         *
_______________________                     Director
Robert M. Franklin

         *
_______________________                     Director
Graham Farquharson

         *
_______________________                     Director
David S. Karpin

         *
_______________________                     Director
Alan R. McFarland

         *
_______________________                     Director
Clifford L. Michel

         *
_______________________                     Director
Edythe A. Parkinson-Marcoux

         *
_______________________                     Director
Jay K. Taylor

         *
_______________________                     Director
Vernon F. Taylor, III

Signature                                   Title
---------                                   -----

         *
_______________________                     Director
William G. Wilson


/s/ Robert M. Riggs                         Authorized Representative
_______________________                     in the United States
Robert M. Riggs


* By:  /s/ J. Donald Rose
       ------------------
         J. Donald Rose
         Attorney-in-Fact

                                  EXHIBIT INDEX



   Exhibit                                  Description
-------------         ----------------------------------------------------------
5                     Opinion of J. Donald Rose, Esq.

23.1                  Consent of Ernst & Young LLP

23.2                  Consent of J. Donald Rose, Esq. (included in Exhibit 5)

24                    Powers of Attorney